Exhibit 99.1

FOR IMMEDIATE RELEASE

Berry Global Group, Inc. Announces Notes Exchange Offers

EVANSVILLE, Ind. – January 14, 2025 -- Berry Global Group, Inc. (NYSE: BERY) (“Berry”) announced today the commencement by Berry Global, Inc., Berry’s wholly owned subsidiary (the “Issuer”), of an offer to exchange up to $800,000,000 of the Issuer’s new 5.650% First Priority Senior Secured Notes due 2034 and up to $800,000,000 of the Issuer’s new 5.800% First Priority Senior Secured Notes due 2031 (collectively, the “Exchange Notes”), for an equal amount of the Issuer’s outstanding unregistered 5.650% First Priority Senior Secured Notes due 2034 and unregistered 5.800% First Priority Senior Secured Notes due 2031 (collectively, the “Outstanding Notes”), in a transaction registered under the Securities Act of 1933, as amended. The exchange offers are being conducted upon the terms and subject to the conditions set forth in a prospectus dated January 14, 2025, and the related letter of transmittal.

The Exchange Notes are identical in all material respects to the Outstanding Notes, except that (i) the Exchange Notes will be registered under the Securities Act of 1933 and will not bear any legend restricting their transfer; (ii) the Exchange Notes bear a different CUSIP number than the Outstanding Notes; (iii) the Exchange Notes will not be subject to transfer restrictions or entitled to registration rights; and (iv) the Exchange Notes will not be entitled to additional interest provisions applicable to the Outstanding Notes in some circumstances relating to the timing of the exchange offers.

The exchange offers are limited to holders of the Outstanding Notes. The exchange offers are scheduled to expire at 5:00 p.m. Eastern Time on February 11, 2025, unless extended. Outstanding Notes tendered pursuant to the exchange offers may be withdrawn at any time prior to the expiration date by following the procedures set forth in the offering prospectus and the related letter of transmittal.

Copies of the prospectus and the related letter of transmittal may be obtained from U.S. Bank Trust Company, National Association, which is serving as the exchange agent for the exchange offers. The address, telephone and facsimile number of U.S. Bank Trust Company, National Association are as follows:

By Hand, Overnight Mail, Courier, or Registered or Certified Mail:	By Facsimile:	For Information or Confirmation by Telephone:
US Bank 111 Fillmore Ave St. Paul, MN 55107 Attention: Corporate Actions Reference: Berry Global, Inc.	(651) 466-7367 Attention: Specialized Finance Group cts.specfinance@usbank.com	(800) 934-6802

About Berry Global

At Berry Global Group, Inc. (NYSE: BERY), we create innovative packaging solutions that we believe make life better for people and the planet. We do this every day by leveraging our unmatched global capabilities, sustainability leadership, and deep innovation expertise to serve customers of all sizes around the world. Harnessing the strength in our diversity and industry-leading talent of over 34,000 global employees across more than 200 locations, we partner with customers to develop, design, and manufacture innovative products with an eye toward the circular economy. The challenges we solve and the innovations we pioneer benefit our customers at every stage of their journey. For more information, visit our website, or connect with us on LinkedIn or X.

Forward Looking Statements

Certain statements and information in this release that are not historical, including statements relating to the Notes and the expected future performance of the Company, may constitute “forward looking statements” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to our strategy, plans, intentions, or expectations. All statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates, and financial results or to our expectations regarding future industry trends are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.

These forward-looking statements are subject to risks and uncertainties that may change at any time, and therefore, our actual results may differ materially from those that we expected due to a variety of factors, including without limitation: (1) risks associated with our substantial indebtedness and debt service; (2) changes in prices and availability of resin and other raw materials and our ability to pass on changes in raw material prices to our customers on a timely basis; (3) risks related to acquisitions or divestitures and integration of acquired businesses and their operations, and realization of anticipated cost savings and synergies; (4) risks related to international business, including transactional and translational foreign currency exchange rate risk and the risks of compliance with applicable export controls, sanctions, anti-corruption laws and regulations; (5) increases in the cost of compliance with laws and regulations, including environmental, safety, and climate change laws and regulations; (6) labor issues, including the potential labor shortages, shutdowns or strikes, or the failure to renew effective bargaining agreements; (7) risks related to disruptions in the overall global economy, persistent inflation, supply chain disruptions, and the financial markets that may adversely impact our business; (8) risk of catastrophic loss of one of our key manufacturing facilities, natural disasters, and other unplanned business interruptions; (9) risks related to weather-related events and longer-term climate change patterns; (10) risks related to the failure of, inadequacy of, or attacks on our information technology systems and infrastructure; (11) risks that our restructuring programs may entail greater implementation costs or result in lower cost savings than anticipated; (12) risks related to future write-offs of substantial goodwill; (13) risks of competition, including foreign competition, in our existing and future markets; (14) risks related to market conditions associated with our share repurchase program; (15) risks related to market disruptions and increased market volatility; (16) risks related to the occurrence of an event, change or other circumstance that could give rise to the termination of the agreement between Amcor and Berry; (17) the risk that the conditions to the completion of the proposed transaction (including shareholder and regulatory approvals) are not satisfied in a timely manner or at all; (18) the risks arising from the integration of the Amcor and Berry businesses; (19) the risk that the anticipated benefits of the proposed transaction may not be realized when expected or at all; (20) the risk of unexpected costs or expenses resulting from the proposed transaction; (21) the risk of litigation related to the proposed transaction; (22) the risks related to disruption of management’s time from ongoing business operations as a result of the proposed transaction; (23) the risk that the proposed transaction may have an adverse effect on the ability of Amcor and Berry to retain key personnel and customers; (24) general economic, market and social developments and conditions; (25) the evolving legal, regulatory and tax regimes under which Amcor and Berry operate; (26) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Amcor’s and/or Berry’s financial performance; (27) other risks and uncertainties identified from time to time in Amcor’s and Berry’s respective filings with the SEC, including the Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the proposed transaction; and (28) the other factors and uncertainties discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K filed on November 26, 2024 and subsequent filings with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date hereof. All forward-looking statements are made only as of the date hereof and we undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Contact:

Dustin Stilwell

VP, Investor Relations

+1 812.306.2964

ir@berryglobal.com